                                                                      EXHIBIT 21

ALABAMA
- -------

  Alabama-Tennessee Health Network, Inc.

  Birmingham Outpatient Surgical Center, Inc.

  Columbia/HCA Montgomery Healthcare System, Inc.

  Community Hospital of Andalusia, Inc. d/b/a
       Andalusia Hospital

  Crestwood Hospital & Nursing Home, Inc. d/b/a
       Crestwood Hospital

  Doctor's Hospital of Mobile, Inc.

  East Montgomery Medical Center, Inc. d/b/a
       East Montgomery Medical Center

  Florence Hospital, Inc. d/b/a
       Florence Hospital

  Four Rivers Medical Center PHO, Inc.

  Galen Medical Corporation

  HCA Health Services of Alabama, Inc.

  Huntsville Physical Therapy, Inc. d/b/a
       Sports Therapy & Rehabilitation of Huntsville

  Maynor Eye Center, Inc.

  Medical Center Shoals, Inc. d/b/a
       Medical Center Shoals

  Montgomery Regional Medical Center, Inc. d/b/a
       Montgomery Regional Medical Center

  North Alabama Healthcare System, Inc.

  Northwest Medical Center, Inc. d/b/a
       Northwest Medical Center
       Northwest Medical Center Home Health
       Diabetic Care Center
       Behavioral Health Systems of North Broward
       Olsten Kimberly Quality Care (Margate, FL)

  Selma Medical Center Hospital, Inc. d/b/a
       Four Rivers Medical Center
       Linden Clinic

  Surgicare of Huntsville, Inc.

  Surgicare of Mobile, Inc.

  Surgicare of Montgomery, Inc.


ALASKA
- ------

  Chugach Physical Therapy, Inc. d/b/a
       Chugach Physical Therapy & Fitness Center

       Columbia Behavioral Healthcare, Inc.


ARIZONA
- -------

  Arizona ASC Management, Inc.

  Galen of Arizona, Inc. d/b/a
       Doctors Medical Plaza-South
       Healthwest Regional Medical Center
       Paradise Valley Hospital
       Paradise Valley HomeCare
       Columbia HomeCare

  HCA Health Services of Arizona, Inc.

  Hospital Corporation of Arizona d/b/a
       Columbia El Dorado Hospital
       ReHab Works

  Hospital Corporation of Northwest, Inc.

  HTI Tucson Rehabilitation, Inc.

  Paradise Valley Psychiatric Services, Inc. d/b/a
       Senior Horizons
       Paradise Valley Psychiatric Services

  Samaritan Surgicenters of Arizona, L.L.C.

  Surgicare of Phoenix, Inc.

  Surgicenter of Glendale, Inc. d/b/a
       Glendale Surgicenter

  Surgicenters of America, Inc. d/b/a
       Surgicenter Pain Unit
       Surgicenter

  Tri-City Med, Inc. d/b/a
       Tri-City Med Ambulance

ARKANSAS
- --------

  Central Arkansas Provider Network, Inc.

  Columbia El Dorado, Inc.

  Columbia Health System of Arkansas, Inc.

  DeQueen Health Services, Inc. d/b/a
       Community Hospital of DeQueen
       DeQueen Regional Medical Center
       Physician Management Services of DeQueen

  HCA Health Services of Arkansas, Inc.

  HCMH, Inc. d/b/a
       Medical Park Hospital

  MCSA, L.L.C. d/b/a
       Medical Center of South Arkansas

  Surgicare Outpatient Center of Ft. Smith, Inc.


BERMUDA
- -------

  Parthenon Insurance Company, Limited


CALIFORNIA
- ----------

  Amisub (Westside), Inc.

  Birthing Facility of Beverly Hills, Inc.

  C.H.L.H., Inc.

  CH Systems

  Chino Community Hospital Corporation, Inc. d/b/a
       Chino Valley Medical Center
       The Birthplace A Family Experience

  Columbia Psychiatric MSO, LLC

  Columbia/HCA San Clemente, Inc.

  Community Hospital of Gardena Corporation, Inc.

  EyeCare Providers of California, Inc.

  Galen-Soch, Inc.

  HCA Allied Health Services of San Diego, Inc.

  HCA Health Services of California, Inc.

  HCA Hospital Services of San Diego, Inc.

  Healdsburg General Hospital, Inc.

  Huntington Intercommunity Hospital d/b/a
       Huntington Beach Diagnostic Imaging Center
       Columbia Huntington Beach Hospital and Medical Center

  Las Encinas Hospital d/b/a
       Columbia Las Encinas Hospital

  LE Corporation d/b/a
       The Oaks Retirement Center

  Los Robles Regional Medical Center d/b/a
       Los Robles Regional Medical Center

  MCA Investment Company

  Mission Bay Memorial Hospital, Inc.

  Notami Hospitals of California, Inc. d/b/a
       Healdsburg General Hospital
       Mission Bay  Memorial Hospital
       The Good Samaritan Hospital of Santa Clara
       San Jose Medical Center
       South Valley Hospital
       Good Samaritan Health System Home Care & Hospice

  PPO Alliance

  Psychiatric Company of California, Inc.
       Samaritan Medical Center-San Clemente

  Samaritan Medical Center - San Clemente, L.L.C.

  San Joaquin Surgical Center, Inc.

  Sebastopol Hospital Corporation d/b/a
       Palm Drive Hospital

  SLCO, Inc. d/b/a
       San Leandro Hospital

  Southwest Surgical Clinic, Inc.

  Surgical Centers of Southern California, Inc.

  Surgicare of Anaheim, Inc.

  Surgicare of Beverly Hills, Inc.

  Surgicare of La Veta, Inc.

  Surgicare of Laguna Hills, Inc.

  Surgicare of Los Gatos, Inc.

  Surgicare of Montebello, Inc.

  Surgicare of North Anaheim, Inc.

  Surgicare of Oceanside, Inc.

  Surgicare of Orange, Inc.

  Surgicare of San Leandro, Inc.

  Surgicare of West Hills, Inc.

  Sutter Corporation

  Ukiah Hospital Corporation

  Visalia Community Hospital, Inc.

  West Anaheim Community Hospital d/b/a
       Columbia West Anaheim Medical Center

  West Hills Hospital d/b/a
       West Hills Regional Medical Center

  West Los Angeles Physicians' Hospital, Inc.

  Westminster Community Hospital d/b/a
       Humana Hospital-Westminster

  Westside Hospital

  Woodward Park Surgicenter, Inc.


COLORADO
- --------

  Colorado Healthcare Management, Inc.

  Columbia - HealthOne, L.L.C.
       Aurora Presbyterian Hospital
       Aurora Regional Medical Center
       Bethesda PsycHealth
       Columbine Psychiatric Center
       North Surburban Medical Center
       Presbyterian/St. Luke's Medical Center
       Rocky Mountain Rehabilitation Institute
       Rose Medical Center
       Spalding Rehabilitation Hospital
       Swedish Medical Center

  Columbia/HCA of Denver, Inc.

  Columbia/Rose Health System, Inc.

  Columbine Psychiatric Center, Inc.

  EyeCare Providers of Colorado, Inc.

  Galen of Aurora, Inc. d/b/a
       Aurora Physicians Building

  HCA Health Services of Colorado, Inc.

  Health Care Indemnity, Inc.

  Lakewood Surgicare, Inc.

  MOVCO, Inc.

  Rose Medical Center, Inc.

  Surgicare of Denver Mid-Town, Inc.

  Surgicare of Southeast Denver, Inc.


DELAWARE
- --------

  Alice Physicians and Surgeons Hospital, Inc. d/b/a
       Columbia Alice Physicians & Surgeons Hospital

  AlternaCare Corp.

  Alvin Community Hospital, Inc.
       Columbia Alvin Medical Center

  Amedicorp, Inc.

  American Medicorp Development Co.

  BMC-CT, Inc.

  CBH-CT, Inc.

  CHC Finance Co.

  CHC Holdings, Inc.

  CHC Payroll Agent, Inc.

  Coastal Bend Hospital, Inc.

  Coastal Healthcare Services, Inc.

  Columbia Auto Laboratories, Inc.

  Columbia Healthcare Network of Central Kentucky, Inc.

  Columbia Homecare Group, Inc. d/b/a
       Lifeway Health Services

  Columbia Hospital Corporation of Fort Worth

  Columbia Hospital Corporation of Houston

  Columbia Hospital Corporation-Delaware

  Columbia/HCA Healthcare Corporation

  Columbia/HCA Middle East Management Company

  CoralStone Management, Inc.

  Critical Care America, Inc.

  Critical Care America-East, Inc.

  Critical Care America-West, Inc.

  Danforth Hospital, Inc. d/b/a
       Columbia Mainland Medical Center

  Delaware Psychiatric Company, Inc. d/b/a
       Rockford Center

  Denton Regional Medical Center, Inc. d/b/a
       Regional Home Care - Flower Mound

  DHL Corporation

  DHL Management, Inc.

  Doctors Hospital of Augusta, Inc. d/b/a
       Augusta Diagnostic Associates

  Doctors' Hospital of Laredo, Inc.

  Drake Development Company

  Drake Development Company II

  Drake Development Company III

  Drake Development Company IV

  Drake Development Company V

  Drake Development Company VI

  Drake Management Company

  EarthStone HomeHealth Company

  Eastside Hospital Holding, Inc.

  Edison Homes-Southeast, Inc.

  EPIC Development, Inc.

  EPIC Diagnostic Centers, Inc. d/b/a
       First Care Clinics

  EPIC Diagnostic Management Company

  EPIC Healthcare Group, Inc.

  EPIC Healthcare Management Company

  EPIC Holdings, Inc.

  EPIC Master Leasing, Inc.

  EPIC Surgery Centers, Inc.

  EPIC Technology, Inc.

  Extendicare Properties, Inc.

  Forest Park Surgery Pavilion, Inc.

  Fort Bend Hospital, Inc. d/b/a
       Columbia Fort Bend Medical Center

  Galen BH, Inc.

  Galen Health Care, Inc.

  Galen Hospital Alaska, Inc. d/b/a
       Columbia Alaska Regional Hospital

  Galen Hospital Corporation, Inc.

  Galendeco, Inc.

  General Health Services, Inc. d/b/a
       Edward White Hospital

  GPCH Management, Inc.

  GPCH-GP, Inc.

  Greystone Healthcare, Inc.

  H.H.U.K., Inc.

  HCA, Inc.

  HCA Health Services of Midwest, Inc. d/b/a
       Columbia Doctors Hospital

  HCA Healthcare Alliance, Inc.

  HCA - Hospital Corporation of America

  HCA Holding Corporation

  HCA Investments, Inc.

  HCA Psychiatric Company (DE)

  HCA Wesley Rehabilitation Hospital, Inc.

  Health Services (Delaware), Inc.

  Health Services Acquisition Corp.

  Healthcare Technology Assessment Corporation

  Healthtrust, Inc. - The Hospital Company

  Healthtrust Texas Management Services, Inc.

  Hearthstone Home Health, Inc.

  Hospital Development Properties, Inc. d/b/a
       Murchison Medical Plaza

  Katy Medical Center, Inc. d/b/a
       Columbia Katy Medical Center

  Lake City Health Centers, Inc.

  Loon Investments, Inc.

  Mallard Finance Company

  Managed Prescription Network, Inc.

  Medical Arts Corporation

  Medical Arts Hospital of Texarkana, Inc. d/b/a
       Medical Arts Hospital - Texarkana

  Medical Care America, Inc.

  Medical Care Financial Services Corp.

  Medical Care International, Inc.

  Medical Care Real Estate Finance, Inc.

  Medical Corporation of America, Inc.

  Medical Plaza Hospital, Inc. d/b/a
       Columbia Medical Center of Sherman

  Medical Specialties, Inc. d/b/a
       Coral Springs Family Medicine

  Medistone Healthcare Ventures, Inc. d/b/a
       Tomlinson Health Services

  Medistone Management Company

  MediVision, Inc.

  MediVision of Mecklenburg County, Inc.

  MediVision of Tampa, Inc. d/b/a
       Tampa Eye Surgery Center

  Mid-continent Health Services, Inc.

  Mobile Corps., Inc.

  MRT&C, INC.

  North Texas Medical Center, Inc.

  Northwest Surgicare, Inc.

  Notami (Texas), Inc.

  Notami Holdco, Inc.

  Notami Service Company

  NTMC Management Company

  NTMC Venture, Inc.

  Orlando Outpatient Surgical Center, Inc.

  Paragon SDS, Inc.

  Paragon WSC, Inc.

  Parkway Cardiac Center Management Company

  Parkway Hospital, Inc.

  PMM, Inc. d/b/a
       Augusta Womens Medical Group

  Primary Medical Management, Inc.

  PSS-GP, Inc.

  Riverside Hospital, Inc. d/b/a
       Columbia Northwest Hospital

  Round Rock Hospital, Inc. d/b/a
       Round Rock Hospital

  Suburban Medical Center at Hoffman Estates, Inc. d/b/a
       Hoffman Estates Medical Center

  Sun Bay Medical Office Building, Inc.

  Surgicare Corporation

  The Coltree Corporation

  Westbury Hospital, Inc.


DISTRICT OF COLUMBIA
- --------------------

  National Association of Family and Friends

FLORIDA
- -------

  Bay Hospital, Inc. d/b/a
       Gulf Coast Hospital
       Emerald Shores Medical Center

  Big Cypress Medical Center, Inc.

  Bonita Bay Surgery Center, Inc.

  Broward Healthcare System, Inc.

  Cape Coral Surgery Center, Inc.

  CCH Management, Inc.

  CCH-GP, Inc.

  Cedarcare, Inc.

  Cedars BTW Program, Inc.

  Central Florida Regional Hospital, Inc. d/b/a
       Central Florida Regional Hospital
       Central Florida Home Care

  Charlotte Community Hospital, Inc.

  Charlotte County Physician - Hospital Organization, Inc.

  Collier County Home Health Agency, Inc.

  Columbia Credentialing Services, Inc.

  Columbia Hospital Corporation of Central Miami

  Columbia Hospital Corporation of Kendall

  Columbia Hospital Corporation of Miami

  Columbia Hospital Corporation of Miami Beach

  Columbia Hospital Corporation of North Miami Beach

  Columbia Hospital Corporation of South Broward d/b/a
       Westside Regional Medical Center
       Olsten Kimberly Quality Care (Plantation, FL)

  Columbia Hospital Corporation of South Dade

  Columbia Hospital Corporation of South Florida d/b/a
       Florida Physicians Group

  Columbia Hospital Corporation of South Miami

  Columbia Hospital Corporation of Tamarac

  Columbia Hospital Corporation - SMM

  Columbia Jacksonville Healthcare System, Inc.

  Columbia Park Healthcare System, Inc.

  Columbia Park Medical Center, Inc. d/b/a
       Columbia Park Medical Center
       Orlando Home Care

  Columbia Staffing Services, Inc.

  Columbia-Pinellas Long-Term, Inc.

  Columbia/HCA of Treasure Coast, Inc.

  Community Hospital of the Palm Beaches, Inc. d/b/a
       Columbia Hospital
       The Arthritis Center at Palm Beaches Medical Ctr.
       Olsten Kimberly Quality Care (West Palm Beach, FL)

  Community Hospitals of Galen, Inc. d/b/a
       Cypress Medical Office Building

  Daytona Medical Center, Inc. d/b/a
       Daytona Medical Center
       NSB Medical Associates
       Ormond Beach Medical Associates

  Deering Marketing and Communication Services, Inc.

  Doctors Hospital Physician-Hospital Organization, Inc.

  Doctors OB Clinic, Inc.

  Doctors Osteopathic Medical Center, Inc. d/b/a
       Gulf Coast Hospital
       Olsten Kimberly Quality Care (Miami Lakes, FL)
       Able Care (Ft. Myers)
       Olsten Kimberly Quality Care (Ft. Myers, FL)

  Doctors Pediatric Clinic, Inc.

  Doctors Physician Clinic, Inc.

  Doctors Same Day Surgery Center, Inc.

  East Point PHO, Inc.

  East Pointe Hospital, Inc. d/b/a
       Able Care (Lehigh, FL)
       East Point Hospital
       Columbia Healthlink
       LeHigh Pediatrics

  East Pointe Physician Management, Inc.

  Edward White Hospital, Inc. d/b/a
       Edward White Hospital

  Edward White Physician Clinic, Inc.

  Englewood Community Health Care Group, Inc.

  Englewood Community Hospital Auxiliary, Inc.

  Englewood Community Hospital, Inc. d/b/a
       Englewood Community Hospital

  Englewood Physician Hospital Organization, Inc.

  EyeCare Providers of Florida, Inc.

  Fawcett Memorial Hospital, Inc. d/b/a
       Fawcett Memorial Hospital

  Florida Home Health Services-Private Care, Inc. d/b/a
       Florida Home Health-Private Care
       Columbia Staffing Services
       Florida Home Health Registry

  Florida Medical Collection Services, Inc.

  Florida MRI Services, Inc.

  Florida Psychiatric Company, Inc.

  Fort Walton Beach Medical Center, Inc. d/b/a
       Destin Hospital
       Ft. Walton Beach Medical Center
       Advanced Home Health Care

  Galen Hospital-Pembroke Pines, Inc. d/b/a
       P & L Associates
       Pembroke Pines Hospital

  Galen of Florida, Inc. d/b/a
       Bushnell Family Practice Center
       Dade City Hospital
       Dade City Professional Building
       Normandy Manor Transitional Living Facility
       Orange Park Medical Center
       St. Petersburg General Hospital
       West Central Florida OB/GYN
       Olsten Kimberly Quality Care (S. Pasadena, FL)
       Olsten Kimberly Quality Care (Dade City, FL)
       Columbia St. Petersburg Medical Center
       Atlantic Home Health Care

  Galencare, Inc.d/b/a
       Brandon Hospital

  Gateway Medical Services Organization, Inc. d/b/a
       LaGrange Medical Clinic
       Spanish Trail Medical Clinic
       North Okaloosa Medical Center Emergency Depart

  Grant Center Hospital of Ocala, Inc. Florida

  Gulf Coast Health Technologies, Inc.

  Gulf Coast Physicians, Inc.

  Hamilton Memorial Hospital, Inc. d/b/a
       Our Home Care
       Hamilton Memorial Hospital

  HCA Development Corporation of Florida

  HCA Family Care Center, Inc.

  HCA Health Services of Florida, Inc. d/b/a
       L.W. Blake Hospital
       Medical Center of Port St. Lucie
       North Florida Regional Medical Center
       Oak Hill Hospital
       Olsten Kimberly Quality Care (Miami Lakes, FL)
       Vero Home Care
       Columbia Regional Medical Center at Bayonet Point
       CareOne (Hudson, FL)
       Blake Home Health
       Olsten Kimberly Quality Care (Hudson, FL)
       Olsten Kimberly Quality Care (Spring Hill, FL)
       Olsten Kimberly Quality Care (Margate, FL)

  HCA Healthcare - Florida, Inc.

  HCA of Florida, Inc.

  HCA Physician Services of Tamarac, Inc.

  Hernando County Physicians Organization, L.C.

  Home Health of Citrus County, Inc.

  Home Health of Lee County, Inc.

  Hospital Corporation of Lake Worth

  Hospital Development & Service Corp.

  Imaging and Surgery Centers of Florida, Inc. d/b/a
       Clearwater Imaging

  Intercare, Inc.

  Lake City Medical Services Organization, Inc.

  Lake Forest Utilities, Inc.

  Largo Medical Center, Inc. d/b/a
       Largo Medical Center
       Olsten Kimberly Quality Care (Largo, FL)

  Largo MRI, Inc.

  Lawnwood Medical Center, Inc. d/b/a
       Harbour Shores of Lawnwood (Division of Lawnwood)
       Lawnwood Regional Medical Center
       Lawnwood Pavilion

  M & M of Ocala, Inc.

  Marion Community Hospital, Inc. d/b/a
       Marion Community Hospital

  Medical Care of Broward, Inc.

  Medical Center of Port St. Lucie, Inc.

  Medical Center of Santa Rosa, Inc. d/b/a
       Santa Rosa Medical Center
       Horizon Healthcare

  MedPlan, Inc.

  Memorial Healthcare Group, Inc. d/b/a
       Memorial Hospital Jacksonville
       Memorial Specialty Hospital

  MHS Partnership Holdings JSC, Inc.

  MHS Partnership Holdings SDS, Inc.

  Naples Rehabilitative Services, Inc.
       Naples Rehab Center

  New Port Richey Hospital, Inc. d/b/a
       Community Home Health Care
       New Port Richey Hospital
       Olsten Kimberly Quality Care (Miami Lakes, FL)
       Olsten Kimberly Quality Care (New Port Richey, FL)

  North Beach Hospital, Inc.

  North Central Florida Health System, Inc.

  North Florida Immediate Care Center, Inc.

  North Florida Infusion Corporation

  North Florida Regional Investments, Inc.

  North Florida Regional Medical Center - Gainesville PHO, L.L.C.

  North Florida Regional Medical Center - Gainesville PO, L.L.C.

  North Florida Regional Medical Center, Inc.

  North Okaloosa Medical Center, Inc. d/b/a
       North Okaloosa Medical Center

  North Palm Beach County Surgery Center, Inc.

  Northwest Florida Healthcare Systems, Inc.

  Northwest Medical Center, Inc. (FL) d/b/a
       Northwest Medical Center (FL)

  Northwest Regional Investments, Inc.

  Notami (Clearwater), Inc.

  Notami Hospitals of Florida, Inc. d/b/a
       Lake City Medical Center

  Oak Hill Acquisition, Inc.

  Oak Hill Physician Hospital Association, L.C.

  Okaloosa Hospital, Inc. d/b/a
       Twin Cities Hospital

  Okeechobee Hospital, Inc. d/b/a
       Raulerson Hospital

  OneSource Health Network of South Florida, Inc. d/b/a
       OneSource Health Network

  Orange Park Medical Center, Inc.

  Orlando Depression Center, Inc. d/b/a
       Orlando Depression Center

  Osceola Regional Hospital, Inc. d/b/a
       Orlando Home Care
       Osceola Regional Hospital
       TRICO Home Health Agency
       Kissimmee Imaging
       Central Florida Home Care

  Palm Beach Healthcare System, Inc.

  Palms West Diagnostic, Inc.

  Palms West Hospital, Inc. d/b/a
       Palms West Hospital
       Palms West Physician Hospital Organization

  Palms West Physician Hospital Organization, Inc.

  Physical Therapy of Orlando, Inc. d/b/a
       Kissimmee Physical Therapy
       Orlando Hand & Microvascular
       Central Florida Physical Therapy

  Physician Healthcare Network of Central Florida Regional, Inc.

  Physician Healthcare Network of Columbia Park Medical Center, Inc,

  Physician Healthcare Network of Columbia Park, Inc.

  Physician Healthcare Network of Osceola Regional Hospital, Inc.

  Physician Healthcare Network, Inc.

  Physician Services of Palm Beach County, Inc.

  Primary Medical Care Associates, Inc.

  Pulmonary Care Services, Inc.

  Putnam Community Hospital PHO, L.L.C.

  Putnam Community Hospital PO, L.L.C.

  Putnam Hospital, Inc. d/b/a
       Putnam Community Hospital
       Hospital Home Health

  Santa Rosa Emergency Medical Services, Inc.
       Santa Rosa Emergency Medical Services

  Sarasota Doctors Hospital, Inc. d/b/a
       Doctors Data Center
       Doctors Home Health Services
       Doctors Hospital of Sarasota
       Doctors Medical Lab
       Midtown Nuclear Medicine
       Midtown Radiology
       MRI of Sarasota
       Sarasota Rehabilitation Center
       Sarasota Vascular Lab
       The Center for Breast Care
       Olsten Kimberly Quality Care (Sarasota, FL)
       Able Care (Sarasota, FL)

  Sarasota Rehabilitative Center, Inc.

  South Bay Physician Clinics, Inc

  South Seminole Hospital, Inc. d/b/a
       South Seminole Hospital
       South Seminole Community Hospital
       Healthworks Plus

  Southwest Florida Health System, Inc.

  Southwest Florida Management Associates, Inc.

  Southwest Florida Physician Hospital Organization, Inc.

  Southwest Florida Regional Medical Center, Inc. d/b/a
       Southwest Florida Regional Medical Center
       Columbia Care Medical Center
       CareOne (Ft. Myers, FL)
       Mature Adult Counseling Center
       Columbia Care
       Olsten Kimberly Quality Care (Ft. Myers, FL)
       The Memory Center (SW FL Reg.)
       Columbia Center For Cosmetic Surgery

  St. Augustine Hospital, Inc.

  Sun City Hospital, Inc. d/b/a
       South Bay Hospital
       South Bay Transitional Care Unit

  Surgicare America - Winter Park, Inc.

  Surgicare of Altamonte Springs, Inc. d/b/a
       Florida Surgery Center

  Surgicare of Brandon, Inc.

  Surgicare of Central Florida, Inc.

  Surgicare of Countryside, Inc.

  Surgicare of Deland, Inc.

  Surgicare of Florida, Inc. d/b/a
       Tampa Bay Area Anesthesia

  Surgicare of Ft. Pierce, Inc.

  Surgicare of Kissimmee, Inc.

  Surgicare of Manatee, Inc.

  Surgicare of Merritt Island, Inc.

  Surgicare of New Port Richey, Inc.

  Surgicare of Niceville, Inc.

  Surgicare of Orange Park, Inc.

  Surgicare of Orlando, Inc.

  Surgicare of Pinellas, Inc.

  Surgicare of Plantation, Inc.

  Surgicare of Port St. Lucie, Inc.

  Surgicare of Stuart, Inc.

  Surgicare of Tallahassee, Inc.

  Surgicare of West Boynton, Inc.

  Surgicare of Zephyrhills, Inc.

  Systems Medical Management, Inc.d/b/a
       The Health Advantage Network

  Tallahassee Medical Center, Inc. d/b/a
       Tallahassee Community Hospital

  Tamarac Acquisition Corporation

  Tamarac Hospital Corporation, Inc.

  Tampa Bay Health System. Inc.

  Tampa Surgi-Centre, Inc.

  The Pinellas Healthcare Alliance, Inc.

  The West Florida Professionals, Inc.

  TSI Investments, Inc.

  University Psychiatric Center, Inc.

  Visions Healthcare, Inc.

  Visual Health and Surgical Center, Inc.

  Volusia Healthcare Network, Inc.

  West Florida Regional Medical Center, Inc. d/b/a
       Okaloosa Cancer Care Center
       West Florida Regional Medical Center
       Advanced Home Health Care

  West Lake Joint Venture Investments, Inc.

  Winter Park Physician Services, Inc.

  Women's and Children's Health Connection, Inc.


GEORGIA
- -------

  Academic Health, Inc.

  Amisub of Georgia, Inc. d/b/a
       Barrow Medical Center

  AOSC Sports Medicine, Inc. d/b/a
       Northside Sports Medicine and Rehabilitation Ctr.

  Atlanta Outpatient Surgery Center, Inc.

  Atlanta Rehabilitation Medicine Management, Inc.

  Barrow Medical Ventures, Inc.

  Chatsworth Hospital Corp. d/b/a
       Murray Medical Center

  CMC Ventures, Inc.

  Coliseum Park Hospital, Inc. d/b/a
       Coliseum Medical Centers

  Coliseum Physician Practice Company
  Columbia Health Systems of Georgia Resource Network

  Columbia Physicians Services, Inc.

  Columbia Polk General Hospital, Inc.

  Columbia-Georgia PT, Inc.

  Columbia/HCA Healthcare Corporation of Atlanta

  Columbus Cardiology, Inc.

  Columbus Doctors Hospital, Inc. d/b/a
       Doctors Hospital

  Coosa Valley Home Health Care Agency, Inc. d/b/a
       Coosa Valley Home Health Agency

  Cumberland Physician Corporation

  Doctors-I, Inc.

  Doctors-II, Inc.

  Doctors-III, Inc.

  Doctors-IV, Inc.

  Doctors-IX, Inc.

  Doctors-V, Inc.

  Doctors-VI, Inc.

  Doctors-VII, Inc.

  Doctors-VIII, Inc.

  Doctors-X, Inc.

  Dublin Community Hospital, Inc. d/b/a
       Fairview Park Hospital

  Eastside Physician Practice Company

  Gainesville Cardiology, Inc.

  Georgia Psychiatric Company, Inc. d/b/a
       Coliseum Psychiatric Hospital

  Gwinnett Community Hospital, Inc. d/b/a
       Eastside Medical Center

  HCA Health Services of Georgia, Inc. d/b/a
       Hughston Sports Medicine Hospital
       Northlake Regional Medical Center

  HCA Health Services of Gwinnett County, Inc.

  HCA Parkway Investments, Inc.

  Health Care Management Corporation d/b/a
       Stewart Webster
       Wheeler County Hospital

  Lanier Physician Services, Inc.

  Marietta Outpatient Medical Building, Inc.

  Marietta Surgical Center, Inc.

  Med Corp., Inc.

  MedFirst, Inc.

  Medical Center-West, Inc. d/b/a
       Parkway Medical Center

  MOSC Sports Medicine, Inc. d/b/a
       SportsSouth Sports Medicine & Rehabilitation

  North Cobb Physical Therapy, Inc. d/b/a
       North Cobb Physical Therapy

  Northlake Physician Practice Company

  Palmyra Family Care Centers, Inc.

  Palmyra Park Hospital, Inc. d/b/a
       Palmyra Medical Centers

  Parkway Physician Practice Company

  Redmond Oncology Services, Inc.

  Redmond P.D.N., Inc.

  Redmond Park Health Services, Inc.

  Redmond Park Hospital, Inc.

  Surgery Center of Rome, Inc.

  Surgicare of Augusta, Inc. d/b/a
       Augusta Surgical Center

  Surgicare Outpatient Center of Brunswick, Inc.

  West Paces Ferry Hospital, Inc. d/b/a
       West Paces Medical Center

  West Paces Services,.Inc.


HAWAII
- ------

  Nenalani Insurance Services Corporation


IDAHO
- -----

  Eastern Idaho Health Services, Inc. d/b/a
       Eastern Idaho Regional Medical Center
       Mountain River Hospital

  HCA Health Services of Idaho, Inc.

  Med Central, Inc.

  West Valley Medical Center, Inc. d/b/a
       West Valley Medical Center


ILLINOIS
- --------

  Chicago Grant Hospital, Inc. d/b/a
       Grant Hospital
       Total Home Care of Chicago

  COFH, Inc.

  Columbia Chicago Osteopathic Hospitals, Inc.

  Columbia LaGrange Hospital, Inc. d/b/a
       Grant Square Imaging
       LaGrange Memorial Hospital

  Galen Hospital Illinois, Inc. d/b/a
       Michael Reese Hospital and Medical Center
       Michael Reese Sears Tower
       Michael Reese-North
       Michael Reese North-One Day Surgery
       Hardy Home Health Services
       Michael Reese Chatham Ridge
       Michael Reese Fertility Center
       Michael Reese Hyde Park

  Galen of Illinois, Inc. d/b/a
       Community Medical Plaza

  Illinois Psychiatric Hospital Company, Inc. d/b/a
       Chicago Lakeshore Hospital
       Riveredge Hospital
       Woodland Hospital
       Columbia Behavioral Health Provider Organization
       Woodland Behavioral Practice Group

  Michael Reese Physicians Groups, Inc.

  Smith Laboratories, Inc.

  Surgicare of Belleville, Inc.

  Surgicare of Joliet, Inc.

  Surgicare of North Michigan Ave., Inc.

  Surgicare of Palos Heights, Inc.


INDIANA
- -------

  BAMI-COL, Inc.

  Basic American Medical, Inc.

  F & E Community Developers of Florida, Inc.

  HTI Health Services of Indiana, Inc. d/b/a
       North Clark Community Hospital

  Jeffersonville MediVision, Inc.

  Surgicare of Jeffersonville, L.L.C.

  Terre Haute Regional Hospital, Inc. d/b/a
       Terre Haute Regional Hospital
       Regional Family Medical Center

  Thomasville Hospital, Inc.


IOWA
- ----

  Surgery Center of Des Moines, Inc.


KANSAS
- ------

  Columbia/HCA Capital Corp.

  Columbia/HCA of Dodge City, Inc.

  Day Surgery, Inc.

  Galen of Kansas, Inc.

  Galichia Laboratories, Inc.

  HCA Health Services of Kansas, Inc.

  OB-GYN Diagostics, Inc.

  Overland Park Homecare Services, Inc.

  Surgicare of Wichita, Inc.

  Surgicenter of Johnson County, Inc.

  Western Plains Regional Hospital, Inc.


KENTUCKY
- --------

  A. C. Medical, Inc.

  B.G. MRI, Inc.

  CHCK, Inc. d/b/a
       Columbia Hospital Lexington
       Primary Care Partners of Lexington

  Columbia/HCA Healthcare Foundation, Inc.

  Community Hospital, Inc. d/b/a
       PineLake Medical Center

  Frankfort Hospital, Inc. d/b/a
       Bluegrass Regional Primary Care Centre
       Columbia Hospital Frankfort

  Galen Heart Foundation, Inc.

  Galen International Holdings, Inc.

  Galen of Kentucky, Inc.

  GALENCO, Inc.

  Greenview Hospital, Inc. d/b/a
       Greenview Hospital
       Same Day Surgery

  GSD, Inc.

  Hospital Corporation of Kentucky d/b/a
       Meadowview Regional Hospital
       Maysville Family Medical Clinic - Brooksville Bran
       Meadowview Regional Hospital Skilled Nursing Faci
       Columbia Hospital Paris
       Columbia Hospital Georgetown
       Columbia Hospital Maysville

  Kentucky IMS, Inc.

  LACO, Inc.

  Lake Cumberland Health Care, Inc.

  Logan Memorial Hospital, Inc. d/b/a
       Logan Memorial Hospital

  River Valley Health Network, Inc.

  South Central Kentucky Corp.

  Springview Hospital, Inc. d/b/a
       Springview Hospital

  Subco of Kentucky, Inc.

  Surgicare of Owensboro, Inc.

  The Owensboro Surgery Center, Inc. d/b/a
       Owensboro Ambulatory Surgical Facility

  Tri-County Community Hospital, Inc.

LOUISIANA
- ---------

  Acadiana Care Center, Inc.

  Acadiana Practice Management, Inc.

  Acadiana Regional Pharmacy, Inc.

  Columbia Healthcare System of Louisiana, Inc.

  Columbia/HCA Healthcare Corporation of Central Louisiana

  Columbia/HCA of New Orleans, Inc.

  Columbia/Lakeview, Inc.

  Cypress Medical Advantage, lnc.

  Dauterive Hospital Corporation d/b/a
       Dauterive Hospital
       Physio-Industrial Network

  Doctors Hospital of Opelousas Management, Inc.

  Galen of Louisiana, Inc. d/b/a
       Avoyelles Hospital
       Springhill Medical Center
       Northwest Regional Home Health Care

  Hamilton Medical Center, Inc.

  HCA Health Services of Louisiana, Inc. d/b/a
       North Monroe Hospital

  HCA Highland Hospital, Inc. d/b/a
       Highland Hospital

  Highland Park Hospital, Inc.

  Lake Area Medical Center, Inc.

  Lake Area Medical Management Services, Inc.

  Lake Charles Surgery Center, Inc.

  Lakeside Associates, Inc.

  Louisiana Psychiatric Company, Inc. d/b/a
       Cypress Hospital
       DePaul Hospital

  Medical Center of Baton Rouge, Inc. d/b/a
       Medical Center of Baton Rouge
       Lakeside Hospital
       Medical Center of Baton Rouge Genesis Family Center

  New Orleans Surgicare, Inc. d/b/a
       The Greater New Orleans Surgery Center

  Northeast Louisiana Medical Management, Inc.

  Notami (Opelousas), Inc.

  Notami Hospitals of Louisiana, Inc. d/b/a
       Lakeview Regional Medical Center
       Riverview Medical Center
       Savoy Medical Center

  Riverview Medical Center, Inc.

  Select Healthcare Services, Inc.

  Surgicare Merger Company of Louisiana

  Surgicare Outpatient Center of Baton Rouge, Inc.

  Surgicare Outpatient Center of Lake Charles, Inc.

  Surgicenter of East Jefferson, Inc.

  University Healthcare System, L.C. d/b/a
       Tulane University Hospital and Clinic

  Ville Platte Acquisition Corp.

  WGH, Inc.

  Women's and Children's Hospital, Inc. d/b/a
       Women's and Children's Hospital (LA)


MARYLAND
- --------

  Surgicare of Prince Georges County, Inc.


MASSACHUSETTS
- -------------

  Columbia Hospital Corporation of Massachusetts, Inc.

  Health Imaging Center of Boston, Inc.

  Same Day Surgicare of New England, Inc. d/b/a
       Same Day Surgicare of New England

  Surgicare of Suburban, Inc.

  Waltham Surgicare, Inc.


MICHIGAN
- --------

  Critical Care America Pharmacy, Inc.

  Surgicare of Saginaw, Inc.


MINNESOTA
- ---------

  St. Cloud Surgical Center, Inc.

  Surgicare of Minneapolis, Inc.


MISSISSIPPI
- -----------

  Brookwood Medical Center of Gulfport, Inc.

  Coastal Imaging Center of Gulfport, Inc.

  Galen of Mississippi, Inc.

  Garden Park Physician Services Corporation

  GOSC-GP, INC.

  Gulf Coast Medical Ventures, Inc.

  HTI Health Services, Inc. d/b/a
       Vicksburg Medical Center

  Lakeland Physicians Medical Building, Inc.

  Surgicare of Gulfport, Inc.

  Surgicare of Jackson, Inc.

  Surgicare of Mississippi, Inc.

  VIP, Inc.

MISSOURI
- --------

  Business Health Services, Inc. d/b/a
       Keystone Family Medical Clinic

  Clinical Management Services, Inc. d/b/a
       CareNow

  Clinical Specialties, Inc. d/b/a
       PRO-LAB

  Columbia/HCA Kansas City Medical Management, Inc.

  Comprehensive Care Clinics, Inc.

  HCA Health Services of Missouri, Inc.

  HEI Missouri, Inc.

  HEI Sullivan, Inc.

  Kensington Care Services, Inc. d/b/a
       American Nursing Services-Overland Park

  M.W.A., Inc.

  Metropolitan Providers Alliance, Inc.

  Midwest Psychiatric Center, Inc. d/b/a
       Research Psychiatric Center

  National Association of Senior Friends
       Senior Friends - Aurora Regional Medical Center Cha

  Notami Hospitals of Missouri, Inc.

  Oak Grove Medical Clinic, Inc. d/b/a
       Odessa MMP
       Oak Grove MMP

  Physical Therapy Affiliates, Inc. d/b/a
       Physical Therapy Affiliates

  Precise Imaging, Inc.

  PRI-MED, Inc.

  Regional Multicare Group, Inc.

  Surgicare of Antioch Hills, Inc. d/b/a
       North Hills Medical and Surgical Center
       Surgicenter of Gladstone

  Surgicare of Independence, Inc.

  Truman-Forest Pharmacy, Inc.


NEBRASKA
- --------

  Omaha Healthcare System, Inc.


NEVADA
- ------

  CHC Venture Co.

  Chiron, Inc.

  Columbia Hospital Corporation of West Houston

  Desert Physical Therapy, Inc. d/b/a
       Desert Physical Therapy

  HCA Health Services of Nevada, Inc.

  James Bros., Inc.

  Las Vegas Physical Therapy, Inc. d/b/a
       Lynn Maguire Physical Therapy

  Las Vegas Surgicare, Inc.

  National Care Services Corp. of Nevada d/b/a
       Sunrise Diagnostic Center
       Sunrise Medical Tower III
       Sunrise Medical Tower IV
       Sunrise Professional Pharmacy

  Nevada Psychiatric Company, Inc.

  Sunrise Hospital d/b/a
       Sunrise Children's Hospital
       Sunrise Hospital & Medical Center
       Sunrise MoutainView Hospital and Medical Center
       The Women's Hospital (Bought as an empty facility)
       Sunrise MountainView Hospital

  Sunrise Mountainview Hospital, Inc.

  Sunrise Outpatient Services, Inc.

  Sunrise Surgicenters, Inc.

  Surgicare of Las Vegas, Inc.

  Surgicare of Reno, Inc.


NEW HAMPSHIRE
- -------------

  Appledore Medical Group, Inc.

  HCA Health Services of New Hampshire, Inc. d/b/a
       Main Street Medical Park
       Parkland Medical Center
       Portsmouth Pavilion
       Portsmouth Regional Hospital

  Health Imaging Asset Management, Inc.

  Health Imaging Center of Columbus, Inc.

  Health Imaging Centers, Inc.

  Parkland Physician Services, Inc.

  Regional Psychiatric Company, Inc.


NEW MEXICO
- ----------

  Guadalupe Medical Center, Inc. d/b/a
       Guadalupe Medical Center

  HCA Health Services of New Mexico, Inc.

  Hobbs Community Hospital, Inc. d/b/a
       Columbia Lea Regional Medical Center
       Lea Regional Home Health

  New Mexico Psychiatric Company, Inc. d/b/a
       Heights Psychiatric Hospital


NEW YORK
- --------

  Critical Care America of New York, Incorporated


NORTH CAROLINA
- --------------

  Brunswick Health Alliance, Inc.

  CareOne Home Health Services, Inc. d/b/a
       CareOne (Charlotte, NC)
       CareOne (Monroe, NC)

  Columbia-CFMH, Inc.

  Cumberland Medical Center, Inc. d/b/a
       Highsmith-Rainey Memorial Hospital

  Davis Community Primary Care Network, Inc.

  Eyecare Providers of North Carolina, Inc.

  Fayetteville Healthcare System, Inc.

  Galen of North Carolina, Inc.

  HCA -Raleigh Community Hospital, Inc. d/b/a
       Raleigh Community Hospital
       Professional Fitness Program
       Health Plus
       Columbia Advantage Home Care

  Heritage Hospital, Inc. d/b/a
       Heritage Hospital
       Northeastern Rehabilitation Center

  Highsmith-Rainey Hospital Primary Care Network, Inc.

  Hospital Corporation of North Carolina, Inc. d/b/a
       The Brunswick Hosptial
       Davis Community Hospital

  HTI Health Services of North Carolina, Inc.

  Optical Shop, Inc.

  Raleigh Community Physical Therapy & Sports Medicine

  Raleigh Community Primary Care Network, Inc.

  Salem Optical Company, Inc.

  Southeastern Eye Center, Inc.

  Wake Psychiatric Hospital, Inc. d/b/a
       Holly Hill Hospital


OHIO
- ----

  Columbia/HCA Healthcare Corporation of Northern Ohio

  E.N.T. Services, Inc.

  EyeCare Providers of Ohio, Inc.

  Middleburg Heights Surgical Center, Inc.

  Surgicare of East Cleveland, Inc.

  Surgicare of Westlake, Inc.


OKLAHOMA
- --------

  Claremore Regional Hospital, Inc.

  Doctor's Hospital - Tulsa, Inc.

  Edmond Physician Hospital Organization, Inc.

  HCA Affiliated Services of Oklahoma, Inc.

  HCA Health Services of Oklahoma, Inc. d/b/a
       Presbyterian Hospital

  Hospital Corporation of Seiling, Inc.

  Integrated Management Services of Oklahoma, Inc.

  Lake Region Health Alliance Corporation

  Medical Imaging, Inc.

  Notami Hospitals of Oklahoma, Inc. d/b/a
       Northwest Hospital
       Claremore Regional Hospital
       Doctors Hospital-Tulsa
       Southwestern Medical Center
       Tulsa Regional Medical Center
       The Specialty Hospital of Tulsa

  Oklahoma Surgicare, Inc.

  Southwestern Medical Center, Inc.

  Surgicare of Tulsa, Inc. d/b/a
       Surgicare of Tulsa


OREGON
- ------

  Hospital Corporation of Douglas, Inc. d/b/a
       Douglas Community Hospital

  McMinnville Hospital, Inc. d/b/a
       McMinnville Community Hospital
       Central Coast Counseling

  Roseburg Ambulance, Inc. d/b/a
       Roseburg Ambulance Service

  Surgicare of Salem, Inc.


PENNSYLVANIA
- ------------

  Basic American Medical Equipment Company, Inc.

  Surgicare of Philadelphia, Inc.


RHODE ISLAND
- ------------

  Atwood Surgicare, Inc.

  Blackstone Valley Surgicare, Inc. d/b/a
       Columbia Blackstone Valley Surgicare

  Columbia Northeast Corporation

  Pawtucket Outpatient Medical Building, Inc.

  Wayland Square Surgicare, Inc. d/b/a
       Columbia Wayland Square Surgicare


SOUTH CAROLINA
- --------------

  Carolina Regional Surgery Center, Inc.

  C/HCA Development, Inc.

  Chesterfield General Hospital, Inc. d/b/a
       Chesterfield General Hospital

  Coastal Carolina Home Care, Inc.

  Columbia/HCA Healthcare Corporation of South Carolina

  Doctors Memorial Hospital, Inc.

  DMH Spartanburg Management,  Inc.

  DMH Spartanburg, Inc.

  HCA Healthcare - South Carolina, Inc.

  HCA South Carolina Health Services, Inc.

  HTI South Carolina, Inc. d/b/a
       Marlboro Park Hospital

  Low Country Health Services, Inc. of the Southeast

  Medical Office of Colleton, Inc.

  Myrtle Beach Hospital, Inc. d/b/a
       Grand Strand Regional Medical Center

  North Trident Regional Hospital, Inc. d/b/a
       Summerville Medical Center
       Summerville Medical Center (Downtown)
       Trident Regional Medical Center
       Coastal Carolina Home Health

  Trident Medical Services, Inc.

  Walterboro Community Hospital, Inc. d/b/a
       Colleton Regional Hospital


SWITZERLAND
- -----------

  Permanence de L'Hopital de la Tour d/b/a
       Geneva Out-Patient Clinic

  Societe' Anonyme de l'Eploitation de l'Hopital de la d/b/a
       Hospital de la Tour et Pavillon Gourgas


TENNESSEE
- ---------

  Athens Community Hospital, Inc. d/b/a
       Athens Regional Medical Center

  Athens Orthopaedic Rehabilitation, Inc.

  Benton Community Hospital, Inc.

  Central Tennessee Hospital Corporation d/b/a
       Horizon Medical Center
       Cheatham Medical Center
       Columbia HomeCare

  Chattanooga Health System, Inc.

  Chattanooga Healthcare Network Partner, Inc.

  Chattanooga Healthcare Partner Network, Inc.

  Columbia Behavioral Health of Tennessee, L.L.C.

  Columbia Health Management, Inc. d/b/a
       Columbia Healthcare Network

  Columbia Healthcare Network of Middle Tennessee,

  Columbia Healthcare Network of Tri-Cities, Inc.

  Columbia Healthcare Network of West Tennessee, Inc.

  Columbia Integrated Health Systems, Inc.

  Columbia Internal Medicine-Athens, Inc.

  Columbia Medical Group - Athens, Inc.

  Columbia Medical Group - Centennial, Inc.

  Columbia Medical Group - Chatsworth, Inc.

  Columbia Medical Group - Crockett, Inc.

  Columbia Medical Group - Eastridge, Inc.

  Columbia Medical Group - Hendersonville, Inc.

  Columbia Medical Group - Indian Path, Inc.

  Columbia Medical Group - Livingston, Inc.

  Columbia Medical Group - Nashville Memorial, Inc.

  Columbia Medical Group - North Side Specialty, Inc

  Columbia Medical Group - North Side, Inc.

  Columbia Medical Group - Parkridge, Inc.

  Columbia Medical Group - Parthenon, Inc.

  Columbia Medical Group - Regional, Inc.

  Columbia Medical Group - River Park, Inc.

  Columbia Medical Group - Southern Hills, Inc.

  Columbia Medical Group - Southern Tennessee, Inc.

  Columbia Medical Group - Stones River, Inc.

  Columbia Medical Group - Summit, Inc.

  Columbia Medical Group - Sycamore Shoals, Inc.

  Columbia Medical Group - Trinity, Inc.

  Columbia Medical Group - Volunteer, Inc.

  Columbia Private Duty Nursing Services of Davidson County, Inc.

  Columbia/HCA Information Services, Inc.

  Community and Occupational Health Services, Inc.

  Crockett General Hospital, Inc. d/b/a
       Crockett Hospital

  Diagnostic Center Hospital Corporation

  Eastern Tennessee Medical Services, Inc.

  EyeCare Providers of Tennessee, Inc.

  Galen of Tennessee, Inc. d/b/a
       Care Plus Home Health Services of Chattanooga
       East Ridge Hospital

  General Care Corp. d/b/a
       Regional Hospital of Jackson

  HCA Capital Corporation

  HCA Crossroads Residential Centers, Inc.

  HCA Development Company, Inc.

  HCA Donelson Investments, Inc.

  HCA Health Services of Tennessee, Inc.

  HCA Home and Clinical Services, Inc.

  HCA International Company

  HCA Medical Services, Inc.

  HCA Physician Services, Inc.

  HCA Properties, Inc.

  HCA Psychiatric Company

  HCA Realty, Inc.

  HCA Southern Hills Investments, Inc.

  Health Enterprises, Inc.

  Health Information Associates, L.L.C.

  Healthtrust, Inc. - The Hospital Company (TN)

  Hendersonville Hospital Corporation d/b/a
       Hendersonville Hospital

  Hometrust Management Services, Inc.

  Horizon Occupational Health Services Corporation

  Hospital Corporation of Smith and Overton County d/b/a
       Livingston Regional Hospital

  Hospital Corporation of Tennessee d/b/a
       Volunteer General Hospital
       Superior Home Health Care

  Hospital Realty Corporation

  HTI Edgefield, Inc.

  HTI Medical Services Corporation

  HTI Memorial Hospital Corporation d/b/a
       Nashville Memorial Hospital
       Columbia Subacute Services of Tennessee

  HTI Tri-Cities Rehabilitation, Inc.

  Humbolt Cedar Crest Hospital, Inc.

  Indian Path Hospital, Inc. d/b/a
       Indian Path Medical Center
       Superior Home Health Care of East Tennessee
       Superior Home Medical Equipment
       Indian Path Medical Group
       Superior Home Health of East Tennessee

  Indian Path Rehabilitation Center, Inc.

  IPH, Inc.

  IPN Services, Inc.

  Johnson City Eye & Ear Hospital, Inc. d/b/a
       Johnson City Specialty Hopital

  Johnson City Medical Services, Inc. d/b/a
       PyraMed Healthcare Services

  Judy's Foods, Inc.

  Medical Resource Group, Inc.

  Middle Tennessee Medical Services Corporation d/b/a
       Masterpiece Healthcare Services

  North Side Hospital, Inc. d/b/a
       North Side Hospital

  Park Plaza Realty, Inc.

  Parkridge Hospital, Inc. d/b/a
       Parkridge Medical Center

  Parkside Surgery Center, Inc.

  Parthenon Financial Services, Inc.

  Parthenon Travel Services, Inc.

  River Park Hospital, Inc.

  SCMH Corporation d/b/a
       Smith County Memorial Hospital
       The Renewal Center at Smith County Memorial Hosp

  Southern Tennessee Ambulance Services, Inc.

  SP Acquisition Corp. d/b/a
       South Pittsburg Municipal Hospital

  Stones River Hospital, Inc. d/b/a
       Stones River Hospital
       Southern Tennessee Medical Center
       Southern Tennessee Skilled Facility
       Southern Tennessee Home Care
       Emerald-Hodgson Healthcare Center (and Hospital)

  Sycamore Shoals Hospital, Inc d/b/a
       Sycamore Shoals Hospital

  TCPN, Inc.

  Tennessee Healthcare Management, Inc. d/b/a
       Columbia Care Medical Center
       Columbia Physician Services

  Tennessee Psychiatric Company, Inc. d/b/a
       Indian Path Pavilion

  The Center for Health Services, Inc.

  The Charter Cypress Behavioral Health System, L.L.C. d/b/a
       Cypress Hospital

  Trinity Hospital Corporation d/b/a
       Trinity Hospital

  Valley Psychiatric Hospital Corporation d/b/a
       Valley Hospital

  WDC, Inc. d/b/a
       CEQUIP


TEXAS
- -----

  Arlington Diagnostic South, Inc.

  Austin Medical Center, Inc. d/b/a
       Austin Diagnostic Clinic

  Bailey Square Outpatient Surgical Center, Inc.

  Bay Area Surgicare Center, Inc. d/b/a
       Bay Area Surgicare Center

  Bayview Psychiatric Organization

  Beaumont Healthcare System, Inc.

  Beaumont Hospital, Inc. d/b/a
       Beaumont Regional Medical Center
       Fannin Pavillion

  Beaumont Medical Arts, Inc.

  Beaumont Regional Physician Hospital Organization

  Bedford-Northeast Community Hospital, Inc. d/b/a
       Columbia HEB Hospital
       Northeast Community Hospital Skilled Nursing Unit
       Institute of Sports Rehabilitation and Fitness

  Bellaire Imaging, Inc.

  BMSH, Inc.

  Brazos Acquisition Corp.

  Brownsville-Valley Regional Medical Center, Inc. d/b/a
       Columbia Valley Regional Medical Center
       Valley Regional Home Health Agency
       South Texas Center for Home Health of Valley Regional

  Brownwood Regional Hospital, Inc. d/b/a
       Brownwood Regional Medical Center
       Doctors Medical Clinic
       Brownwood Regional Hospital Home Care Services

  BVMC, Inc. d/b/a
       Brazos Valley Medical Center
       Brazos Valley Medical Center-Bremond
       Brazos Valley Surgical Center
       Brazos Valley Medical Center Homecare

  CHC Payroll Corp.

  CHC Realty Company

  CHC-DC, Inc.

  CHC-El Paso, Corp.

  CHC-Miami Corp.

  Clear Lake Regional Medical Center, Inc. d/b/a
       Columbia Clear Lake Regional Medical Center

  Columbia Champions Treatment Center, Inc. d/b/a
       Columbia Champions Treatment Center

  Columbia Family Birth Center, Inc.

  Columbia Hospital Corporation at the Medical Center

  Columbia Hospital Corporation of Arlington

  Columbia Hospital Corporation of Bay Area

  Columbia Hospital Corporation of Corpus Christi

  Columbia Hospital Securities Corporation

  Columbia Physician Hospital Organization

  Columbia Physician Hospital Organization - Bellaire Hospital

  Columbia Physician Hospital Organization - Rosewood Medical Center

  Columbia Physician Hospital Organization Heights Hospital

  Columbia Physician Hospital Organization Sam Houston Memorial Hospital d/b/a
       Columbia Physician Hospital Organization Sam Houston Memorial Hospital/Spring Branch Medical Center

  Columbia Provider Services, Inc.

  Columbia Psychiatric Management Co.

  Columbia Purchasing Group, Inc.

  Columbia/HCA Healthcare Corp. of Central Texas

  Columbia/HCA Heartcare of Corpus Christi, Inc.

  Columbia/HCA of Houston, Inc.

  Columbia/HCA of North Texas, Inc.

  Columbia/HCA of San Angelo, Inc. d/b/a
       Angelo Community Hospital

  Columbia/HCA Physician Hospital Organization Medical Center Hospital

  Columbia/HCA Physician Hospital Organization West Houston Medical Center

  Conroe Hospital Corporation d/b/a
       Columbia Conroe Medical Center

  Coronado Community Hospital, Inc. d/b/a
       Columbia Panhandle Regional Medical Center
       Coronado Health Network

  Custom Medical Management, Inc.

  DFW Physician Services Corporation

  DHA-Acquisition, Inc. d/b/a
       Doctors Hospital (Airline)

  Doctors Bay Area Physician Hospital Organization

  Doctors Hospital (Conroe), Inc.

  Doctors Hospital of Corpus Christi, Inc.

  E.P. Physical Therapy Centers, Inc.

  El Paso Nurses Unlimited, Inc. d/b/a
       Nurses Unlimited of El Paso

  El Paso Pathology Group, P.A.

  El Paso Surgicenter, Inc. d/b/a
       Surgical Center of El Paso

  Endoscopy Clinic of Dallas, Inc.

  EPIC Properties, Inc.

  EyeCare Providers of America, Inc.

  EyeCare Providers of Texas, Inc.

  Fort Worth Investments, Inc.

  Fort Worth Medical Plaza, Inc. d/b/a
       Columbia Plaza Medical Center of Fort Worth
       Plaza Medical Center-East (Div. of Plaza Med Ctr.)
       Homecare Plus

  Galen Hospital of Baytown, Inc.

  Galen Hospitals of Texas, Inc.

  Greater Houston Preferred Provider Option, Inc. d/b/a
       Greater Houston PPO

  Gulf Coast Provider Network, Inc.

  HCA - Arlington, Inc. d/b/a
       Columbia Medical Center of Arlington

  HCA Health Services of Texas, Inc.

  HCA Physician Services of North Texas, Inc.

  HCA Plano Imaging, Inc.

  Health Institutions Purchasing Group, Inc.

  HEI Construction, Inc.

  HEI Orange, Inc.

  HEI Publishing, Inc.

  HEI Sealy, Inc.

  Houston Northwest Surgical Partners, Inc.

  HSP of Texas, Inc. d/b/a
       Columbia Medical Center of Plano

  HTI Gulf Coast, Inc.

  HTI Round Rock Clinics, Inc.

  KPH-Consolidation, Inc. d/b/a
       Columbia Kingwood Medical Center
       Columbia Kingwood Homecare

  Lockhart Acquisition Corp.

  Longview Regional Hospital, Inc. d/b/a
       Columbia Longview Regional Medical Center
       Gilmer Home Care
       Home Health Care

  Longview Regional Physician Hospital Organization, Inc.

  Mansfield Hospital, Inc.

  Med Plus of El Paso, Inc.

  Med-Center Hosp./Houston, Inc.

  Medical Arts Hospital of Dallas, Inc. d/b/a
       Columbia Medical Arts Hospital
       Columbia Specialty Hospital

  Medical Center Del Oro Hospital, Inc.

  Medical Center Healthcare Alliance, Inc.

  Medical City Dallas Hospital, Inc. d/b/a
       Medical City Dallas Hospital
       CareOne (Dallas,TX)
       CareOne (Hurst,TX)
       Comfort Health Care Services

  MediPurchase, Inc.

  Metroplex Surgicenters, Inc.

  MGH Medical, Inc. d/b/a
       Metropolitan Transitional Care Unit

  MHS Surgery Centers, L.L.C.

  Mid-Cities Surgi-Center, Inc. d/b/a
       Mid-Cities Surgicenter

  Midway Park Health Network, Inc.

  Midway Park Medical Center Corporation d/b/a
       Columbia Medical Center at Lancaster

  Navarro Memorial Hospital, Inc. d/b/a
       Columbia Navarro Regional Hospital

  Northeast PHO, Inc.

  Panhandle Medical Management Services, Inc.

  Paragon of Texas Health Properties, Inc.

  Paragon Surgery Centers of Texas, Inc.

  Pasadena Bayshore Hospital, Inc. d/b/a
       Columbia Bayshore Medical Center

  Physician Hospital Organization of the Brazos Valley

  Physicians Alternative Purchasing Group, Inc.

  Physicians MRI Services, Inc.

  Regional Employee Assistance Program

  Rio Grande Development Corp.

  Rio Grande Regional Hospital, Inc.

  Rio Grande Regional Investments, Inc.

  Rosewood Medical Center, Inc. d/b/a
       Columbia Rosewood Medical Center

  S.A. Medical Center, Inc. d/b/a
       South Austin Medical Center
       CareOne (Austin,TX)
       CareOne (Lockhart,TX)
       CareOne (Marble Falls,TX)
       CareOne (Austin,TX) (private duty)

  San Antonio Regional Hospital, Inc. d/b/a
       Bandera Medical Clinic

  Silsbee Hospital, Inc. d/b/a
       Silsbee Doctors Hospital

  South Texas Surgicare, Inc.

  Southwest Houston Surgicare, Inc.

  Spring Branch Medical Center, Inc. d/b/a
       Sam Houston Memorial Hospital (Div Spring Branch)
       Columbia Spring Branch Medical Center

  Sun Towers/Vista Hills Holding Co.

  Sunbelt Regional Medical Center, Inc. d/b/a
       Columbia Sun Belt Medical Center
       Doctors Hospital East Loop
       Columbia Sun Belt Medical Center (East Campus)

  Surgical Center of Irving, Inc.

  Surgical Center of Wichita Falls, Inc.

  Surgicare of Amarillo, Inc.

  Surgicare of Central San Antonio, Inc.

  Surgicare of Gramercy, Inc.

  Surgicare of North San Antonio, Inc.

  Surgicare of Sherman, Inc.

  Surgicare of Southeast Texas, Inc.

  Surgicare of Travis Center, Inc. d/b/a
       Travis Centre Outpatient Surgery

  Surgicare of Victoria, Inc.

  Terrell Comunity Hospital, Inc. d/b/a
       Columbia Medical Center at Terrell

  Texas Healthcare, Inc.

  Texas Medical Technologies, Inc.

  Texas Outpatient Surgicare Center, Inc.

  Texas Psychiatric Company, Inc.

  The Woman's Physician Hospital Organization

  Victoria Hospital Corporation d/b/a
       DeTar Hospital

  Village Oaks Medical Center, Inc. d/b/a
       McQueeney Medical Clinic

  W & C Hospital, Inc. d/b/a
       The Woman's Place

  Waco Hospital Corp.

  Waco Outpatient Surgical Center, Inc.

  West Houston ASC, Inc.

  West Houston Outpatient Medical Facility, Inc.

  West Houston Surgicare, Inc.

  Wharton Hospital Corporation d/b/a
       Gulf Coast Medical Center
       El Campo Memorial Hospital
       South Texas Rural Health Clinic

  WHMC, Inc. d/b/a
       Columbia West Houston Medical Center

  Woman's Hospital of Texas, Incorporated d/b/a
       Columbia Woman's Hospital of Texas

  Woodland Heights General Hospital, Inc. d/b/a
       Woodland Heights Medical Center


U.K.
- ----

  BMI/Columbia Healthcare Limited d/b/a
       London Laboratory, MDL
       Princess Grace Hospital
       The Harley Street Clinic
       The Portland Hospital for Women and Children
       The Wellington Day Surgery Center
       The Wellington Hospital

  The Wellington Private Hospital Limited


UTAH
- ----

  Brigham City Community Hospital, Inc. d/b/a
       Brigham City Community Hospital

  Brigham City Health Plan, Inc.

  Castleview Hospital, Inc. d/b/a
       Castleview Hospital

  Columbia Home Care Services of Utah, Inc.

  Eastern Utah Health Plan, Inc.

  General Hospitals of Galen, Inc. d/b/a
       Cartersville Medical Center

  HCA Health Services of Utah, Inc. d/b/a
       St. Marks Hospital
       Creekside Home Health Care

  Healthtrust Utah Management Services, Inc.

  Hospital Corporation of Utah d/b/a
       Lakeview Hospital
       Bountiful Laundry

  HTI - Managed Care of Utah, Inc.

  HTI Homemed of Utah, Inc.

  HTI of Utah, Inc. d/b/a
       Ashley Valley Medical Center

  HTI Physician Services of Utah, Inc.

  HTI Utah Data Corporation

  Lakeview Health Plan, Inc.

  Medical Services of Salt Lake City, Inc.

  MGGI Corporation

  MHHE Corporation

  Mountain View Health Plan, Inc.

  Mountain View Hospital, Inc. d/b/a
       Mountain View Hospital
       Mountain View Alcohol and Substance Abuse Program
       The Birthplace
       Small Miracles
       Mountain View Professional Plaza

  Ogden Medical Center, Inc. d/b/a
       Ogden Regional Medical Center

  Ogden Regional Health Plan, Inc.

  Pioneer Valley Health Plan, Inc.

  Pioneer Valley Hospital, Inc. d/b/a
       Pioneer Valley Hospital

  Salt Lake City Surgicare, Inc.

  Southridge Professional Plaza, L.L.C.

  St. Mark's Investments, Inc.

  West Jordan Hospital Corporation d/b/a
       Jordan Valley Hospital


VIRGINIA
- --------

  Behavioral Health of Virginia Corporation

  Chicago Medical School Hospital, Inc.

  Chippenham and Johnston-Willis Hospitals, Inc. d/b/a
       Chippenham Medical Center
       Johnston-Willis Hospital
       Tucker Pavilion (Div. of Chippenham Hosp.)
       Amelia Healthcare Clinic

  Circle Terrace Hospital Corporation

  Columbia Healthcare of Central Virginia, Inc. d/b/a
       Columbia Primary Care
       Columbia Practice Services

  Columbia Home Therapies of Virginia, Inc.

  Columbia Medical Group - Southwest Virginia, Inc.

  Columbia/Alleghany Regional Hospital, Inc. d/b/a
       Alleghany Regional Hospital
       Alleghany Healthcare Services

  Columbia/HCA John Randolph, Inc. d/b/a
       John Randolph Medical Center

  Columbia/HCA Retreat Hospital, Inc. d/b/a
       The Retreat Hospital

  Galen of Virginia, Inc. d/b/a
       James Graham Brown Cancer Center

  Galen Virginia Hospital Corporation

  Galen-Med, Inc. d/b/a
       Clinch Valley Medical Center
       Lake Area Medical Center
       Lakeland Medical Center
       Metropolitan Health Services

  HCA Ambulatory Surgery Investments, Inc.

  HCA Health Services of Virginia, Inc. d/b/a
       Lewis-Gale Psychiatric Center
       Dominion Hospital
       Dominion Psychiatric Treatment Center
       Greater Richmond Physician Referral Service
       HCA Chester Office
       Henrico Doctors Hospital
       Petersburg Psychiatric Hospital
       Reston Hospital Center

  Health Resource Productions, Inc.

  Imaging and Surgery Centers of Virginia, Inc. d/b/a
       Fairfax City Imaging

  Lewis-Gale Hospital, Inc. d/b/a
       Lewis-Gale Hospital

  Montgomery Regional Hospital, Inc. d/b/a
       Montgomery Regional Hospital
       Blue Ridge Health Clinic

  MOS Temps, Inc.

  New River Healthcare Plan, Inc.

  NOCO, Inc.

  Northern Virginia Hospital Corporation

  Preferred Care of Richmond, Inc.

  Pulaski Community Hospital, Inc. d/b/a
       Pulaski Community Hospital

  Reston Oncology Center Associates, Inc.

  Richmond West End Real Estate, Inc.

  Skipfor, Inc.

  Surgicare of Virginia, Inc.

  United Ambulance Service, Inc.

  Virginia Psychiatric Company, Inc. d/b/a
       Peninsula Center For Behavior Health
       Poplar Springs Hospital
       Barcroft Institute
       Peninsula Hospital
       Perspectives Health Services of Canada

WASHINGTON
- ----------

  Capital Network Services, Inc.

  Olympia Hospital Corporation d/b/a
       Capital Medical Center

  Rainier Regional Rehabilitation Hospital, Inc.


WEST VIRGINIA
- -------------

  Charleston Hospital, Inc. d/b/a
       Columbia St. Francis Hospital

  Galen of West Virginia, Inc. d/b/a
       Columbia Home Infusion Services
       Galen Shared Services
       Greenbrier Valley Medical Center
       St. Luke's Hospital

  HCA Health Services of West Virginia, Inc.

  Hospital Corporation of America

  Raleigh General Hospital

  Teays Valley Health Services, Inc. d/b/a
       Putnam General Hospital

  The Health Alliance of Southern West Virginia, Inc.

  Tri Cities Health Services Corp. d/b/a
       River Park Hospital (WVa)

  West Virginia Management Services Organization, Inc.


WISCONSIN
- ---------

  Psychiatric Company of Dane County, Inc.


WYOMING
- -------

  Riverton MSO, Inc.

  Wyoming Health Services, Inc. d/b/a
       Riverton Memorial Hospital